================================================================================

                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                             (AMENDMENT NO.      )

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement               [ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION
                                                    ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[x]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12.

                            BLUE RIDGE ENERGY, INC.
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                XXXXXXXXXXXXXXXX
    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies: .......

     (2) Aggregate number of securities to which transaction applies: ..........

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): ............

     (4) Proposed maximum aggregate value of transaction: ......................

     (5) Total fee paid: .......................................................

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid: ...............................................

     (2) Form, Schedule or Registration Statement No.: .........................

     (3) Filing Party: .........................................................

     (4) Date Filed: ...........................................................

================================================================================

                             BLUE RIDGE ENERGY, INC.
                           632 ADAMS STREET, SUITE 710
                          BOWLING GREEN, KENTUCKY 42101
                                ----------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 21, 2002
                                ----------------


         Notice is hereby given that the Annual Meeting of Stockholders of Blue Ridge Energy, Inc. (the "Company") will be held at 10 a.m., Central Daylight Time, on May 21, 2002 at 632 Adams Street, Suite 710, Bowling Green, Kentucky 42101 for the following purposes:

         (1) To elect seven directors to serve a term of one year; and,

         (2) To transact such other business as may properly be brought before the Annual Meeting or any adjournment(s) thereof.

         Information regarding the matters to be acted upon at the Annual Meeting is contained in the Proxy Statement accompanying this Notice. The Annual Meeting may be adjourned from time to time without notice other than the announcement of the adjournment at the Annual Meeting or any adjournment(s) thereof. All business for which notice is hereby given may be transacted at any such adjourned Annual Meeting.

         All stockholders are encouraged to read the accompanying Proxy Statement carefully prior to completion of the enclosed proxy card for further information concerning the proposals that will be presented at the Annual Meeting.

         Only holders of record of outstanding shares of the Company's Common Stock at the close of business on March 31, 2002 are entitled to notice of and to vote at the Annual Meeting or any adjournment(s) thereof. A list of stockholders entitled to vote will be made available. All stockholders are invited to attend the Annual Meeting in person; however, to ensure your representation, whether or not you plan to attend the Annual Meeting, please promptly complete, date, sign and return the enclosed proxy card.



                                                        James T. Cook, Jr.
                                                        Corporate Secretary

Bowling Green, Kentucky
April 30, 2002

                             BLUE RIDGE ENERGY, INC.
                           632 ADAMS STREET, SUITE 710
                          BOWLING GREEN, KENTUCKY 42101
                                ----------------

                                 PROXY STATEMENT
                                ----------------

                               THE ANNUAL MEETING


         This Proxy Statement is furnished to stockholders of Blue Ridge Energy, Inc. (the "Company") in connection with the solicitation of proxies by and on behalf of the Board of Directors of the Company for use at the Annual Meeting of Stockholders to be held at 10 a.m., Central Daylight Time, on May 21, 2002, at 632 Adams Street, Suite 710, Bowling Green, Kentucky 42101 and at any adjournment(s) thereof (the "Annual Meeting"). Commencing on or about April 29, 2002, this Proxy Statement, the enclosed proxy card and the Company's Annual Report on Form 10-KSB are being mailed to stockholders of record of the Company as of March 31, 2002 (the "Record Date"). The Company will bear the cost of this solicitation which, in addition to mail, may include personal interviews, telephone calls or telegrams by directors, officers and regular employees of the Company and its affiliates.

VOTING

         The stock transfer book will not be closed but only record holders of outstanding shares of the Company's Common Stock, par value $.005 per share (the "Common Stock"), at the close of business on the Record Date, March 31, 2002, are entitled to notice of and to vote at the Annual Meeting. As of such record date, 7,496,094 shares of Common Stock were outstanding and entitled to be voted. The holders of Common Stock are entitled to cast one vote for each share of Common Stock owned of record. Cumulative voting is not permitted with respect to any proposal to be acted upon at the Annual Meeting.

         The presence in person or by proxy of the holders of shares of Common Stock entitled to cast a majority of the votes entitled to be cast at the Annual Meeting will constitute a quorum. If a quorum should not be present, the Annual Meeting may be adjourned from time to time until a quorum is obtained. Stockholders are urged to sign the accompanying proxy card and return it promptly.

         The accompanying proxy card is designed to permit each stockholder of record at the close of business on the Record Date to vote in the election of directors as described in the Proxy Statement. The proxy card provides a space for a stockholder to vote in favor of or withhold voting for any or all nominees for the Board of Directors or to abstain from voting for any proposal if the stockholder chooses to do so.

         To ensure representation at the Annual Meeting, each holder of outstanding shares of Common Stock entitled to be voted at the Annual Meeting is requested to complete, date, sign and return to the Company the enclosed proxy card, which requires no postage if mailed in the United States. Stockholders are urged to sign the accompanying proxy card and return it promptly. Banking institutions, brokerage firms, custodians, trustees, nominees and fiduciaries who are record holders of Common Stock entitled to be voted at the Annual Meeting are requested to forward all proxy cards, this Proxy Statement and the accompanying materials to the beneficial owners of such shares and to seek authority as required to execute proxies with respect to such shares. Upon request, the Company will reimburse such record holders for their reasonable out-of-pocket forwarding expenses. The costs of this solicitation will be borne by the Company, including the costs of preparing, assembling and mailing the enclosed proxy card and this Proxy Statement.

         If properly executed and received by the Company before voting at the Annual Meeting, or any adjournment(s) thereof, any proxy representing shares of Common Stock entitled to be voted at the Annual Meeting that specifies how it is to be voted will be voted accordingly. Shares as to which authority to vote has been withheld with respect to the election of any nominee for director will not be counted as a vote for such nominee and neither an abstention nor a broker nonvote will be counted as a vote for a proposal. Any properly executed proxy received that does not specify how it is to be voted on a proposal for which a specification may be made will be voted FOR such proposal or nominee at the Annual Meeting and any adjournment(s) thereof.

         Each stockholder returning a proxy card to the Company has the right to revoke it at any time before it is voted by submitting a later dated proxy in proper form, by notifying the Secretary of the Company in writing (signed and dated by the stockholder) of such revocation, or by appearing at the Annual Meeting and voting the shares in person.

         When a signed proxy card is returned with choices specified with respect to voting matters, the shares represented will be voted by the Proxy designated on the proxy card in accordance with the stockholder's instructions. The Proxy is Robert D. Burr, Chairman of the Board of the Company. A stockholder wishing to name another person as his or her proxy may do so by crossing out the name of the designated Proxy and inserting the name(s) of such person(s) to act as his or her proxy. In that case, the stockholder must sign the proxy card and deliver it to the person(s) designated as his or her proxy and the person(s) so named must be present and vote at the Annual Meeting. Proxy cards marked to reflect such proxies should not be mailed to the Company.

   PROPOSAL NO. 1 -- TO ELECT SEVEN DIRECTORS TO SERVE FOR A TERM OF ONE YEAR

         The affirmative vote of the holders of a majority of the combined voting power of all of the issued and outstanding shares of Common Stock voted at the Annual Meeting is required to elect each director.

         In accordance with the Company's Bylaws, the Board of Directors has fixed the number of directors at seven. The terms of all current directors, Robert D. Burr, Edward L. Stillie, James T. Cook, Jr., Gregory B. Shea, Russell
L. Vera and Harry J. Peters, expire in 2002 and their successors will be elected at the Annual Meeting.

         The Board of Directors has nominated Robert D. Burr, Patrick A. Kelleher, Forrest E. Ebbs, Gregory B. Shea, Harry J. Peters, Richard M. Hewitt and Steven D. King for election as directors at the Annual Meeting to serve a term of one year. THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE FOR EACH OF THESE NOMINEES.

         Gregory B. Shea is the son-in-law of Robert D. Burr. Each of the nominees has consented to being named as a nominee and to serve as a director if elected. However, if, for any reason any nominee for director is not a candidate at the election, the enclosed proxy will be voted for the election of a substitute nominee at the discretion of the person or persons voting the enclosed proxy. The Board of Directors has no reason to believe that any nominee named herein will be unable to serve.

         Information regarding the nominees and the directors of the Company, who are also all of the executive officers of the Company, is provided below. If elected, the term of each director would expire in 2003.

--------------------------------------------------------------------------------------------------------------------

Nominees               Age     Principal Occupation                                               Director Since
--------               ---     --------------------                                               --------------
--------------------------------------------------------------------------------------------------------------------

Robert D. Burr         56      Chairman of the Board                                                    1996
--------------------------------------------------------------------------------------------------------------------

Patrick A. Kelleher    47      Director Nominee, President & Chief Executive Officer                     N/A
--------------------------------------------------------------------------------------------------------------------

Forrest E. Ebbs        51      Director Nominee                                                          N/A
--------------------------------------------------------------------------------------------------------------------

Harry J. Peters        58      Director, Senior Vice President-Acquisitions                             2000
--------------------------------------------------------------------------------------------------------------------

Gregory B. Shea        39      Director, Senior Vice President-Operations                               1999
--------------------------------------------------------------------------------------------------------------------

Richard M. Hewitt      65      Director Nominee                                                          N/A
--------------------------------------------------------------------------------------------------------------------

Steven D. King         55      Director Nominee                                                          N/A
--------------------------------------------------------------------------------------------------------------------

         ROBERT D. BURR, age 56, Bowling Green, Kentucky, has been Chairman of the Board of the Company since May 1996. He served as President and Chief Executive Officer from May 1996 until March 1, 2000. Mr. Burr has also been the Chairman of the Board, President and Chief Executive Officer of Blue Ridge Group, Inc. since August 1993. Mr. Burr is a native of Port Arthur, Texas and attended McNeese State College, Lake Charles, Louisiana. He has been active for over 25 years in the oil and gas business with a myriad of companies.

         PATRICK A. KELLEHER, age 47, Houston, Texas, joined the Company on March 1, 2002 as President and Chief Executive Officer. Mr. Kelleher has over twenty-three years of experience in the oil and gas business predominately in the Gulf Coast region of Texas. Mr. Kelleher has been an independent consulting geologist since January 2000 and he was the co-owner and principal of Pecos Petroleum Company from October 1987 until January 2000. From 1978 until 1987, he functioned as a geologist/geophysicist for Edge Petroleum Corporation, Cockrell Oil Corporation and Exxon Corporation USA. He is a graduate of University of Southern California with a BS in Geological Sciences.

         FORREST E. EBBS, age 51, Rolling Hills Estates, California, is a seasoned professional with senior leadership experience and a talented developer of strategic plans. Mr. Ebbs was an owner and Chief Executive Officer from 1980 until 2001, when he sold his holdings, in the business of Martin Brothers Marcowall, a commercial construction subcontractor. Mr. Ebbs is a graduate of San Diego State University and has an MBA from Pepperdine University.

         HARRY J. PETERS, age 58, Bowling Green, Kentucky, has been Senior Vice President, Acquisitions since August 2000. Mr. Peters served the Company as Senior Vice President-Sales and Marketing from April 2000 to July 2000 and has served as a director since April 2000. A native of New York, he has over 30 years of experience in sales and marketing, both domestic and international. Over the years, he has developed close working relationships with investment bankers, institutional investors and securities dealers while directing market financing of reserve purchases, and raising drilling risk capital and venture capital for wells in Texas, Kentucky, Oklahoma, Louisiana, Colorado, West Virginia and Utah. Mr. Peters has been a director and Senior Vice President-Sales and Marketing of Blue Ridge Group, Inc. since April of 1999. He is a graduate of St. Michaels College in Sante Fe, New Mexico.

         GREGORY B. SHEA, age 39, Bowling Green, Kentucky, has been a director and Senior Vice President-Operations of the Company since August 1999. Since that time, Mr. Shea has managed Blue Ridge Group, Inc.'s Kentucky drilling and field operations. Mr. Shea has been President of Blue Ridge Builders, Inc., a residential and commercial builder in Bowling Green, Kentucky and a majority-owned subsidiary of Blue Ridge Group, Inc. since November 1994. He was elected a director of Blue Ridge Group, Inc. in February 1995. He is a native of Plano, Texas. Between 1981 and 1986, he attended the University of North Texas. Mr. Shea is a son-in-law of Mr. Burr.

         RICHARD M. HEWITT, age 65, Trophy Club, Texas, is an attorney with a private practice specializing in the private placement of securities, advising small publicly owned companies, and civil securities defense work with agencies such as the SEC, Federal Trade Commission, and various state securities regulatory entities. He has been in private practice in the Dallas-Fort Worth area for the last twenty (20) years, first with Glast Allen & Miller (1981-1987), then Hewitt & Jerome (1987-1992), and then as Richard M. Hewitt, P.C. Between 1964 and 1979, Mr. Hewitt was employed by the Fort Worth Regional Office of the U.S. Securities and Exchange Commission ("SEC"), Fort Worth, Texas, in varying legal positions including Chief Enforcement Attorney, Associate Regional Administrator (Enforcement), and Regional Administrator. He is a graduate of Grinnell College, and holds a LLB degree from Southern Methodist University, College of Law, Dallas, Texas.

         STEVEN D. KING, age 55, has an extensive background in the geologic, financial and economic aspects of the natural resource exploration and production business. Mr. King has been a registered principal with Brookstreet Securities since February 2001 and has been an independent petroleum consultant since 1992 advising both domestic and international companies which were operating in the U.S. Outer Continental Shelf, the U.S. domestic areas and in foreign countries including Indonesia, Yemen, Galon, Cameron and Nigeria. He was also a petroleum advisor to the government of Nigeria. Previously, Mr. King left Tenneco Oil Company, which he had joined in 1978, to become one of the founding members of Newfield Exploration Company from 1989 to 1992. He holds a BS degree in Geology from Ohio State University and a MA degree in Business from Central Michigan University.

COMPLIANCE WITH SECTION 16(b) OF THE SECURITIES EXCHANGE ACT OF 1934

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors and persons who own more than 10% of a registered class of the Company's equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC"). Officers, directors and greater than 10% stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms filed by them.

         Based solely upon a review of the copies of such forms furnished to the Company or written representations that no other reports were required, the Company believes that during the 2001 fiscal year, all filing requirements applicable to its officers, directors and greater than 10% stockholders have been complied with.

                             EXECUTIVE COMPENSATION

         The following compensation was paid directly to the executive officers of the Company during the years ended December 31, 2001, 2000 and 1999:

----------------------------------------------------------------------------------------------------------------------------

                                           Annual Compensation                Long-Term Compensation
                                           -------------------                ----------------------
----------------------- -------- ----------------------------------- -------------------------------------- ----------------

                                                          Other
                                                          -----
                                                          Annual                   Securities
                                                          ------                   ----------
 Name and Principal                                       Compen-    Restricted   Underlying    LTIP         All Other
 ------------------                                       ------     ----------   ----------    ----         ---------
       Position          Year      Salary       Bonus     sation     Stock Awards  Options SARs  Payouts    Compensation
       --------          ----      ------       -----     ------     ------------  ------------  -------    ------------
----------------------- -------- ------------ ---------- ----------- ------------- ------------- ---------- ----------------

Edward L. Stillie        2001     $180,000     $37,172       $0           $0            0           $0            $0
President and            2000     $155,000       $0          $0           $0            0           $0            $0
CEO                      1999        $0          $0          $0           $0            0           $0            $0
----------------------------------------------------------------------------------------------------------------------------

None of the other senior executives received salaries from the Company, but were employed by BR Group. See "Certain Relationships and Related Transactions".

            SECURITIES OWNERSHIP OF BENEFICIAL OWNERS AND MANAGEMENT

         The table below sets forth each stockholder who is known to the Company to be the beneficial owner of more than 5% of the Common Stock of the Company at March 31, 2002.

--------------------------------------------------------------------------------------------------------------------

                                      Name and Address of          Amount and Nature of
        Title of Class                   Beneficial Owner           Beneficial Ownership       Percent of Class
        --------------                   ----------------           --------------------       ----------------
------------------------------- --------------------------------- ------------------------ -------------------------

Indirect Ownership:
------------------------------- --------------------------------- ------------------------ -------------------------
Common Stock                    Robert D. Burr
                                632 Adams Street, Suite 710           4,191,133(1)(4)               55.9%
                                Bowling Green, KY 42101
------------------------------- --------------------------------- ------------------------ -------------------------
Common Stock                    Russell L. Vera
                                632 Adams Street, Suite 710             968,503(2)(4)               12.9%
                                Bowling Green, KY 42101
------------------------------- --------------------------------- ------------------------ -------------------------
Direct Ownership:
------------------------------- --------------------------------- ------------------------ -------------------------
Common Stock                    Blue Ridge Group, Inc.
                                632 Adams Street, Suite 710           4,141,133(3)                  55.2%
                                Bowling Green, KY 42101
--------------------------------------------------------------------------------------------------------------------

(1) By virtue of his position as Chairman of the Board of Blue Ridge Group, Inc., Mr. Burr may be deemed to beneficially own the 4,141,133 shares of the Company's Common Stock owned by Blue Ridge Group, Inc. Mr. Burr disclaims beneficial ownership of these shares except to the extent described in the following sentence. Mr. Burr beneficially owns approximately 22.5% of the outstanding shares of Blue Ridge Group, Inc., which beneficially owns approximately 55.5% of the Company. Mr. Burr also holds vested options for 50,000 shares.

(2) Mr. Vera's beneficial ownership of the Company's Common Stock is attributable to his ownership of 22.5% of Blue Ridge Group, Inc., which owns a 55.5% interest in the Company. In addition, Mr. Vera holds vested options for 50,000 shares.

(3) Blue Ridge Group, Inc.'s beneficial ownership is attributable to its direct ownership of 4,141,133 shares of the Company's Common Stock.

(4) Mr. Burr and Mr. Vera (Mr. Burr's son-in-law) have disclaimed beneficial ownership of each other's respective shares of Common Stock.

         The table below sets forth the beneficial ownership of the Company's Common Stock by each executive officer, director and director nominee of the Company as of March 31, 2002.

------------------------------ ---------------------------- --------------------------- ----------------------------

                               Name and Address of          Amount and Nature of
Title of Class                 Beneficial Owner (1)         Beneficial Ownership(2)     Percent of Class
--------------                 ----------------             --------------------        ----------------
------------------------------ ---------------------------- --------------------------- ----------------------------

Common Stock                   Robert D. Burr(3)(5)                          4,191,133                        55.9%
------------------------------ ---------------------------- --------------------------- ----------------------------

Common Stock                   Edward L. Stillie                                   -0-                         0.0%
------------------------------ ---------------------------- --------------------------- ----------------------------

Common Stock                   James T. Cook, Jr.                               94,609                         1.3%
------------------------------ ---------------------------- --------------------------- ----------------------------

Common Stock                   Harry Peters                                    186,519                         2.5%
------------------------------ ---------------------------- --------------------------- ----------------------------

Common Stock                   Gregory B. Shea                                 186,519                         2.5%
------------------------------ ---------------------------- --------------------------- ----------------------------

Common Stock                   Russell L. Vera(4)(5)                           968,503                        12.9%
------------------------------ ---------------------------- --------------------------- ----------------------------

Common Stock                   Patrick A. Kelleher                                 -0-                         0.0%
------------------------------ ---------------------------- --------------------------- ----------------------------

Common Stock                   Forrest E. Ebbs                                     -0-                         0.0%
------------------------------ ---------------------------- --------------------------- ----------------------------

Common Stock                   Richard M. Hewitt                                   -0-                         0.0%
------------------------------ ---------------------------- --------------------------- ----------------------------

Common Stock                   Steven D. King                                      -0-                         0.0%
------------------------------ ---------------------------- --------------------------- ----------------------------

Common Stock                   All directors, nominees                       4,341,135                        57.9%
                               and officers as a group
                               (10 persons)
--------------------------------------------------------------------------------------------------------------------

(1) The address for all directors and officers is 632 Adams Street, Suite 710, Bowling Green, Kentucky 42101.

(2) Beneficial ownership includes vested options for the following shares: Mr. Burr - 50,000; Mr. Cook - 33,334; Mr. Peters - 33,334; Mr. Shea - 33,334; and
Mr. Vera - 50,000. Beneficial ownership of all directors and officers reflects the 4,140,137 shares held by Blue Ridge Group, Inc. (without attributing such shares to more than one person) plus the vested options for 200,000 shares held by the directors and officers.

(3) By virtue of his position as Chairman of the Board of Blue Ridge Group, Inc., Mr. Burr may be deemed to beneficially own the 4,140,137 shares of the Company's Common Stock owned by Blue Ridge Group, Inc. Mr. Burr disclaims beneficial ownership of these shares except to the extent described in the following sentence. Mr. Burr beneficially owns approximately 22.5% of the outstanding shares of Blue Ridge Group, Inc., which beneficially owns approximately 55.5% of the Company. Mr. Burr also holds vested options for 50,000 shares.

(4) Mr. Vera's beneficial ownership of the Company's Common Stock is attributable to his ownership of 22.5% of Blue Ridge Group, Inc., which owns a 55.5% interest in the Company. In addition, Mr. Vera holds vested options for 25,000 shares.

(5) Mr. Burr and Mr. Vera (Mr. Burr's son-in-law) have disclaimed beneficial ownership of each other's respective shares of Common Stock.

STOCK OPTIONS

         On August 8, 2001, the Shareholders of the Company approved the Blue Ridge Energy Stock Option Plan (the Plan) which allows for the granting of stock options to eligible employees and directors. The Company accounts for the Plan in accordance with Accounting Principles Board Opinion No. 25, Accounting for Stock Issued to Employees permitted by SFAS No. 123, Accounting for Stock-Based Compensation. Accordingly, the Company has not recognized compensation expense for stock options granted.

         The stock option plans originally authorized the issuance to officers, directors, and key employees of up to 1,000,000 options to purchase shares of common stock at the fair value of the common stock on the date of grant. These options generally become exercisable 33% annually beginning on the date of grant and expire not later than ten years from the date of grant.

OPTIONS/SAR GRANTS IN LAST FISCAL YEAR

The following table sets forth certain information concerning options/SARs granted during 2001 to the named executives:

                                                 INDIVIDUAL GRANTS
-------------------------------------------------------------------------------------------------------------------
                                                NUMBER OF         % OF TOTAL
                                               SECURITIES        OPTIONS/SARS
                                               UNDERLYING         GRANTED TO       EXERCISE OF
                                              OPTIONS/SARS       EMPLOYEES IN      BASE PRICE         EXPIRATION
                   NAME                          GRANTED         FISCAL YEAR        ($/SHARE)            DATE

-------------------------------------------------------------------------------------------------------------------
Edward L. Stillie*                                  100,000         33.33%            $1.70       04/03/2011
Robert D. Burr                                       75,000         33.33%            $1.70       04/03/2011
James T. Cook, Jr.                                   50,000         33.33%            $1.70       04/03/2011
Gregory B. Shea                                      50,000         33.33%            $1.70       04/03/2011
Harry J. Peters                                      50,000         33.33%            $1.70       04/03/2011
Russell L. Vera*                                     75,000         33.33%            $1.70       04/03/2011

* Mr. Stillie and Mr. Vera resigned as directors and officers of the Company in March and April, 2002, respectively and have forfeited their options.

AGGREGATED OPTIONS/SAR EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-DEN OPTION/SAR VALUES

The following table summarizes options and SARs exercised during 2001 and presents the value of unexercised options and SARs held by the named directors at fiscal year-end:

                                                                        NUMBER OF SECURITIES    VALUE OF UNEXERCISED
                                                                       UNDERLYING UNEXERCISED       IN-THE-MONEY
                                                                            OPTIONS/SARS           OPTIONS/SARS AT
                                     SHARES                            AT FISCAL YEAR-END (#)    FISCAL YEAR-END (S)
                                    ACQUIRED        VALUE REALIZED        EXERCISABLE (E)/        EXERCISABLE (E)/
             NAME                 ON EXERCISE            ($)             UNEXERCISABLE (U)        UNEXERCISABLE (U)

-------------------------------------------------------------------------------------------------------------------
Edward L. Stillie *                    0                  0                   33,333 E                   0
                                                                              66,667 U                   0
Robert D. Burr                         0                  0                   25,000 E                   0
                                                                              50,000 U                   0
James T. Cook, Jr.                     0                  0                   16,667 E                   0
                                                                              33,333 U                   0
Gregory B. Shea                        0                  0                   16,667 E                   0
                                                                              33,333 U                   0
Harry J. Peters                        0                  0                   16,667 E                   0
                                                                              33,333 U                   0
Russell L. Vera *                      0                  0                   25,000 E                   0
                                                                              50,000 U                   0

* Mr. Stillie and Mr. Vera resigned as directors and officers of the Company in March and April, 2002, respectively and have forfeited their options.

                      BOARD MEETINGS AND BOARD COMPENSATION

         During the year ended December 31, 2001, the Board of Directors of the Company met on six occasions, either in person or telephonically. The Company does not have any director committees such as an audit committee or compensation committee. Each of the Company's directors attended at least 75% of the meetings of the Board of Directors held in 2001.

REPORT OF THE AUDIT COMMITTEE

         The entire Board of Directors performs the duties of an Audit Committee and oversees the Company's financial reporting process. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the Board of Directors reviewed the audited financial statements in the Annual Report with management including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of Significant Judgments, and the clarity of disclosures in the financial statements.

         The Board of Directors reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, then judgments as to the quality, not just the acceptability, of the Company's accounting principles and such other matters a are required to be discussed with the Committee under generally accepted auditing standards. In addition, the Board of Directors has discussed with the independent auditors the auditors' independence from management and the Company including the matters in the written disclosures required by the Independence Standards Board and considered the compatibility of nonaudit services with the auditors' independence.

         The Board of Directors discussed with the Company's independent auditors the overall scope and plans for their respective audits. The Board of Directors meet with the independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company's internal controls, and the overall quality of the Company's financial reporting.

         In reliance on the reviews and discussions referred to above, the Board of Directors has approved the audited financial statements included in the Annual Report on Form 10-K for the year ended December 31, 2001 for filing with the Securities and Exchange Commission. The Board of Directors has also approved the selection of the Company's independent auditors.

Robert D. Burr, Chairman of the Board of Directors
James T. Cook, Jr., Director
Gregory B. Shea, Director
Harry J. Peters, Director
April 17, 2002

         During 2001, none of the directors received compensation for their services as directors of the Company.

                     EXECUTIVE OFFICER EMPLOYMENT AGREEMENTS

         On March 1, 2002, the Company entered into a five-year employment agreement with Mr. Kelleher, its President and Chief Executive Officer. Mr. Kelleher's primary duties are to: (1) develop top quality oil and gas prospects; and (2) serve in a management capacity for the Company. The agreement provides for such compensation as the Board of Directors deems appropriate and a stock option plan to award Mr. Kelleher up to 20,000 shares of the Company's Common Stock, per year, at $0.47 per share.

         The agreement may be terminated by either party upon 60 days written notice. Such termination by the Company will require the affirmative vote of a majority of the members of the Board of Directors then in office who have been or will have been directors for the two year period ending on the date of the meeting or written consent to take such action is first provided.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

STOCK TRANSACTIONS

         Blue Ridge Group, Inc., the Company's principal shareholder, previously held warrants to purchase 4,000,000 shares of the Company's Common Stock at $.05 per share. On June 29, 2001, Blue Ridge Group, Inc. exercised warrants to purchase 1,000,000 shares at $.05 per share and on April 2, 2001, warrants to purchase 3,000,000 shares held by the Company at $.05 per share were canceled.

LOANS TO BLUE RIDGE GROUP, INC.

         During 1998, the Company agreed to participate with Blue Ridge Group, Inc. in the acquisition and development of oil and gas properties in the Appalachian Basin of Kentucky. The Company advanced $1,300,000, bearing interest at 12% per annum, to Blue Ridge Group, Inc. related to these acquisitions. During the first quarter of 2000, BR Group reduced this obligation to $-0- and the Company earned interest income under this arrangement of $1,957. The Company had an account receivable from BR Group of $11,868 at December 31, 2000 and an account payable to BR Group of $83,469 at December 31, 2001.

CONTRACTUAL AGREEMENTS

         The Company has entered into turnkey drilling contracts with Blue Ridge Group, Inc. and other affiliates for the acquisition, drilling, completing and equipping of oil and gas wells for the Company and a majority of the gas drilling partnerships that the Company has sponsored. A summary of the amounts involved in these contracts during 2001 and 2000 is as follows:

Year Ended December 31, 2001                $       -0-
Year Ended December 31, 2000                $1,606,339

         Blue Ridge Group, Inc. provides various management, administrative, accounting and geological services for the Company at a rate of $20,750 per month. This rate has been determined on a proportional basis because specific identification of expenses is not practical. Management believes that this cost allocation method of expenses is reasonable.

         The Company has an affiliated broker dealer, Ridgemont Securities, Inc., that raised some of the Company's funds during 2000 through private placement offerings for oil and gas wells. The fees and expenses paid to Ridgemont Securities, Inc. by the Company and the oil and gas partnerships during 2001 and 2000 were $-0- and $299,580, respectively.

         The Company contracts with Blue Ridge Group, Inc. to manage and operate the two drilling rigs it owns. Blue Ridge Group, Inc. also manages one other rig owned by another affiliate of Blue Ridge Group, Inc. Blue Ridge Group, Inc. collects all drilling revenues and pays all expenses related to drilling operations and accounts to the Company on a periodic basis from the net profits from operations for the two rigs owned by the Company. The Company reported revenues of $1,847,080 and $1,332,068 and costs of $1,562,055 and $1,102,936 from the operation of the drilling rigs for the years ended December 31, 2001 and 2000, respectively.

         During 2001 and 2000, the Company had no significant customers or suppliers, other than its major stockholder, Blue Ridge Group, Inc., the loss of which could individually have a significant adverse effect on the Company's operations.

         Management believes that the contracts or transactions that the Company entered into with Blue Ridge Group, Inc. were on terms that were no more favorable to Blue Ridge Group, Inc. than those that could have been obtained from unaffiliated parties.

                              INDEPENDENT AUDITORS

         Ernst and Young, LLP ("EY") is engaged as the Company's independent public accountants to audit its financial statements. EY has audited the financial statements of the Company for 2001. Stockholder ratification of the appointment of auditors is not required. It is not anticipated that EY will be represented at the Annual Meeting.

         At its Board Meeting of December 12, 2001, the Board of Directors of Blue Ridge Energy, Inc. (the Company) engaged the accounting firm of Ernst and Young, LLP as the Company's independent public accounts for the year ended December 31, 2001. The work of Looney, Samson & Associates, P.L.L.C. was terminated as of the Form 10-QSB for September 30, 2001 and Looney, Samson & Associates P.L.L.C. were notified of the termination on December 14, 2001. The reports of Looney, Samson & Associates, P.L.L.C. on the Company's consolidated financial statements for each of the two years ended December 31, 2000 and 1999, did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles. During the two years in the period ended December 31, 2000, and the subsequent interim period preceding the termination of Looney, Samson & Associates, P.L.L.C. on December 14, 2001, there were no disagreements with Looney, Samson & Associates, P.L.L.C. on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures which, if not resolved to the satisfaction of Looney, Samson & Associates, P.L.L.C., would have caused the firm to make reference to the matter of the disagreement in their reports. During the two years in the period ended December 31, 2000 and the subsequent interim period preceding the termination of Looney, Samson & Associates, P.L.L.C. on December 14, 2001, no reportable events occurred in connection with the relationship between Looney, Samson & Associates, P.L.L.C.

and the Company. Looney, Samson & Associates, P.L.L.C. furnished a letter addressed to the Securities and Exchange Commission stating that it agrees with the above statements. A copy of the letter is attached as Exhibit 1 to the Form 8-K filed December 20, 2001.

AUDIT FEES

         Ernst and Young, LLP billed the Company $75,000 for the fiscal year ended December 31, 2001 audit. Looney, Samson & Associates, P.L.L.C. billed the Company $25,900 for review of the Forms 10-Q for the first three quarters of fiscal year ended December 31, 2001.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

         Looney, Samson & Associates, P.L.L.C. billed the Company $-0- related to financial systems design and implementation for the fiscal year ended December 31, 2001.

ALL OTHER FEES

         Aggregate fees for all other services (including preparation of tax returns) rendered by Looney, Samson & Associates, P.L.L.C. in the fiscal year ended December 31, 2001 were $5,750.

         The Board of Directors has considered the provision of the services described above by Looney, Samson & Associates, P.L.L.C. and Ernst and Young, LLP and considers the provision of these services consistent with maintaining their independence.

                              STOCKHOLDER PROPOSALS

         Any proposal that a stockholder of the Company intends to present at the 2003 Annual Meeting of Stockholders must be received by the Secretary of the Company at the Company's principal executive offices at 632 Adams Street, Suite 710, Bowling Green, Kentucky 42101, by December 31, 2002 in order to be considered by the Board of Directors for inclusion in the proxy solicitation materials for the 2002 Annual Meeting.

                                  ANNUAL REPORT

         Please refer to the Company's enclosed 2001 Annual Report on Form 10-KSB for financial statements, other financial information, and management's discussion and analysis of the financial condition and results of operations of the Company.

                                  OTHER MATTERS

         We know of no other business other than the matters discussed in this proxy statement that will be presented for action before the Annual Meeting.

                                        BY ORDER OF THE BOARD OF DIRECTORS
                                        BLUE RIDGE ENERGY, INC.




                                        JAMES T. COOK, JR.
                                        CORPORATE SECRETARY

Bowling Green, Kentucky
April 30, 2002

                             BLUE RIDGE ENERGY, INC.

       THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE
                          Annual Meeting to be held on
                         May 21, 2002 at 10:00 a.m. CDT

For stockholders as of                                         Control No.
        3/31/02                                                -----------

The undersigned appoints Robert D. Burr as proxy to attend the Annual Meeting of Stockholders of the Company set forth above and to vote as specified in this proxy all shares of Common Stock of the company held of record by the undersigned on March 31, 2002.

This proxy, when properly executed, will be voted in the manner specified herein by the undersigned stockholder. If no directions are indicated, this proxy will be voted for Proposals 1 and 2.

PROPOSALS

1.  ELECTION OF DIRECTORS
    ---------------------

         1.  Robert D. Burr                          5.  Gregory B. Shea
         2.  Patrick A. Kelleher                     6.  Richard M. Hewitt
         3.  Forrest E. Ebbs                         7.  Steven D. King
         4.  Harry J. Peters

2. IN HIS DISCRETION, THE PROXY IS AUTHORIZED TO VOTE ON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.


The Board of Directors recommends a vote for Proposals 1 and 2.


                             BLUE RIDGE ENERGY, INC.

                          Annual Meeting to be held on
                         May 21, 2002 at 10:00 a.m. CDT

1.  Directors
    ---------                                        (Mark "X" for only one box)

         [ ]      For all Nominees
         [ ]      Withhold all Nominees
         [ ]      Withhold authority to vote for any
                  individual Nominee.  Write
                  number(s) of Nominees below:

Use numbers only
                 --------------------
2.  Authorization for proxy to vote other business
    ----------------------------------------------

         [ ] For           [ ] Against       [ ] Abstain


----------------------                     ----------
Signature                                  Date

Blue Ridge Energy, Inc.
632 Adams Street, Suite 710
Bowling Green, Kentucky 42101



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